UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 29, 2026

Date of Report (Date of earliest event reported)

TRILLER GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38909	33-1473901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 N Broadway, STE 98065,
Los Angeles, CA	90012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (947) 622-9043

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ILLR	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one-quarter of one share of Common Stock for $23.00 per full share	ILLRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On June 29, 2026, the Company issued a written Shareholder Q&A following the Company’s annual general meeting on June 10, 2026 (the “AGM”). A copy of the Shareholder Q&A was furnished as Exhibit 99.1 to the Company’s Form 8-K filed on June 29, 2026.

              The Company would like to clarify its response to Question 6 contained in the Shareholder Q&A. Although the Company’s shareholders approved at the AGM a generic resolution authorizing the issuance of shares of common stock (or securities convertible into or exercisable for common stock) in one or more private placements in excess of 20% of the Company’s outstanding common stock, the Company was notified by the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) that Nasdaq will not accept the generic omnibus resolution as sufficient to satisfy Nasdaq’s applicable shareholder approval requirements.

             The Company would like to make clear that, since the omnibus resolution was approved at the AGM on June 10, 2026, the Company has not completed any financings or issued any securities pursuant to the omnibus resolution. If and when the Company elects to issue additional securities, the Company must, and intends to, comply with all applicable Nasdaq listing rules and policies, and specifically with respect Nasdaq’s shareholder approval requirements as may be applicable to any individual financing and/or aggregate financings that may result in the issuance of shares of common stock (or securities convertible into or exercisable for common stock).

            The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description of Exhibits
99.1	Press Release dated July 1, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILLER GROUP INC.

	By:	/s/ Shu Pei Huang, Desmond
	Name:	Shu Pei Huang, Desmond
	Title:	Acting Chief Financial Officer

Dated: July 1, 2026

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